Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. §1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Power REIT (the “registrant”) on Form 10-Q for the period ended June 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David H. Lesser, Chairman of the Board, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

/s/ David H. Lesser
David H. Lesser
Chairman of the Board, CEO, CFO, Secretary and Treasurer
(Principal Executive Officer and Principal Financial Officer)

Date: August 12, 2026